Exhibit 10.66

Execution Version

INCREMENTAL FACILITY AMENDMENT NO. 4, dated as of September 6, 2019 (this “Amendment”), to the Credit Agreement dated as of October 27, 2014, among 1011778 B.C. UNLIMITED LIABILITY COMPANY, an unlimited liability company organized under the laws of British Columbia (the “Parent Borrower”), NEW RED FINANCE, INC., a Delaware corporation (the “Subsidiary Borrower” and together with the Parent Borrower, the “Borrowers”), 1013421 B.C. UNLIMITED LIABILITY COMPANY, an unlimited liability company organized under the laws of British Columbia (“Holdings”), the other Guarantors party hereto, JPMORGAN CHASE BANK, N.A. (“JPMCB”), as Administrative Agent, Collateral Agent and Swing Line Lender and each L/C Issuer and lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”) (as amended by Amendment No. 1, dated as of May 22, 2015, Amendment No. 2, dated as of February 17, 2017, Incremental Facility Amendment, dated as of March 27, 2017, Incremental Facility Amendment No. 2, dated as of May 17, 2017, Incremental Facility Amendment No. 3 dated as of October 13, 2017, Amendment No. 3, dated October 2, 2018, and as further amended, restated, modified and supplemented from time to time, the “Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrowers may obtain Incremental Revolving Credit Commitments and/or Incremental Term Loans by entering into one or more Incremental Facility Amendments with Additional Lenders;

WHEREAS, pursuant to Section 2.14(d) of the Credit Agreement, an Incremental Facility Amendment may, without the consent of any other Lenders, effect such amendments to any Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of Section 2.14 of the Credit Agreement;

WHEREAS, JPMCB, Morgan Stanley Senior Funding, Inc. (“MSSF”), Wells Fargo Securities, LLC (“WF Securities”), Barclays Bank PLC (“Barclays”) and Royal Bank of Canada (“RBC”) are acting as joint lead arrangers and joint bookrunners (in such capacity, the “Incremental Amendment No. 4 Lead Arrangers”), MSSF, WF Securities, RBC and Barclays are acting as Co-Syndication Agents, and BofA Securities, Inc., Bank of Montreal, Coöperatieve Rabobank U.A., New York Branch, HSBC Bank USA, National Association, MUFG Bank, Ltd, BNP Paribas, acting through its Canada Branch, Capital One, National Association, Citibank, N.A., Fifth Third Bank, Goldman Sachs Bank USA, SunTrust Bank and The Bank of Nova Scotia are acting as Co-Documentation Agents in connection with the Incremental Revolving Credit Commitments provided pursuant to this Amendment (such Incremental Revolving Credit Commitments, the “2019 Revolving Credit Commitments” and the 2019 Revolving Credit Commitments together with the extensions of credit thereunder, the “2019 Revolving Facility”) and the Incremental Term Loans made pursuant to this Amendment (such Incremental Term Loans, the “Term A Loans”);

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.    2019 Revolving Credit Commitment, Term A Loans and Amendments to Credit Agreement.

(a)    Each Lender listed on Exhibit A (each a “2019 Revolving Lender”) hereby commits to provide a 2019 Revolving Credit Commitment in the principal amount set forth opposite such 2019 Revolving Lender’s name on Exhibit A. The terms and conditions of the 2019 Revolving Credit Commitments (including with respect to participations in Letters of Credit and Swing Line Loans) shall be identical to the terms and conditions applicable to the Revolving Credit Commitments in effect under the Credit Agreement in effect immediately prior to the Incremental Amendment No. 4 Closing Date (as defined below) except as specifically set forth herein. All Letters of Credit outstanding under the Credit Agreement immediately prior to the Incremental Amendment No. 4 Closing Date shall be deemed to have been issued under the 2019 Revolving Facility on the Incremental Amendment No. 4 Closing Date.

(b)    Each Lender listed on Exhibit B (each a “Term A Lender”) hereby commits to fund in Dollars a Term A Loan in the principal amount set forth opposite such Term A Lender’s name on Exhibit B in a single drawing on the Incremental Amendment No. 4 Closing Date on the terms and subject to the conditions set forth herein (such Term A Lender’s Commitment, a “Term A Commitment”). The Term A Loans shall be funded as an additional Class of term loans under the Credit Agreement on the Incremental Amendment No. 4 Closing Date.

(c)    Notwithstanding the foregoing, for purposes of the 2019 Revolving Credit Facility, the provisions set forth below shall apply to the 2019 Revolving Facility in lieu of the corresponding provisions set forth in the Credit Agreement immediately prior to the Incremental Amendment No. 4 Closing Date, and the Credit Agreement is hereby deemed amended as of the Incremental Amendment No. 4 Closing Date as follows:

(i)    Section 1.01 of the Credit Agreement is hereby amended by adding in the appropriate alphabetic order the following new definitions:

“2019 Revolving Credit Commitment” has the meaning specified in the definition of “Revolving Credit Commitment”.

“2019 Revolving Facility” means the 2019 Revolving Credit Commitments and the extensions of credit made thereunder.

“Compliance Date” means the last day of any fiscal quarter of the Parent Borrower (commencing with the last day of the first full fiscal quarter of the Parent Borrower commencing after the Incremental Amendment No. 4 Closing Date) if on such date (i) any Term A Loans or Term A Commitments are outstanding and/or (ii) the sum of (x) Letters of Credit with an aggregate Outstanding Amount in excess of $50,000,000 (other than those Cash Collateralized in an amount equal to the Outstanding Amount thereof), (y) the Outstanding Amount of Revolving Credit Loans and (z) the Outstanding Amount of Swing Line Loans exceeds 30.0% of the Revolving Credit Commitments as of such date.

“Incremental Amendment No. 4” means Incremental Facility Amendment No. 4 to this Agreement, dated as of September 6, 2019, by and among the Borrowers, the other Loan Parties, the Administrative Agent, the Lenders party thereto and the other parties thereto.”

“Incremental Amendment No. 4 Closing Date” has the meaning set forth in Incremental Amendment No. 4.

“Required Pro Rata Lenders” means, as of any date of determination, Lenders having more than 50.0% of the sum of the (a) aggregate of the Outstanding Amount of all Term A Loans, (b) unused Term A Commitments and (c) Revolving Credit Commitments (plus, after the termination of the Revolving Credit Commitments, the Revolving Credit Exposure); provided that (i) the unused Term A Commitment of, the portion of the Outstanding Amount of Term A Loans held by, the Revolving Credit Commitment of and the Revolving Credit Exposure of any Defaulting Lender shall be excluded for all purposes of making a determination of Required Pro Rata Lenders, (ii) the unused Term A Commitment of, the portion of the Outstanding Amount of Term A Loans held by, the Revolving Credit Commitment of and the Revolving Credit Exposure of any Lenders that are Sponsor Affiliated Lenders (other than Affiliated Debt Funds) shall be excluded for all purposes of making a determination of Required Pro Rata Lenders and (iii) Affiliated Debt Funds may not, in the aggregate, account for more than 49.9% of the amount necessary to establish that the Required Pro Rata Lenders have consented to an action, and the unused Term A Commitment of, the portion of the Outstanding Amount of Term A Loans held by, the Revolving Credit Commitment of and the Revolving Credit Exposure of any Affiliated Debt Funds in excess of such amount shall be excluded for all purposes of making a determination of Required Pro Rata Lenders.

“Springing Maturity Date” has the meaning specified in the definition of “Maturity Date”.

“Term A Commitment” means with respect to each Term A Lender, its commitment to make a Term A Loan on the Incremental Amendment No. 4 Closing Date in an amount set forth on Exhibit B to Incremental Amendment No. 4. The aggregate amount of Term A Commitments on the Incremental Amendment No. 4 Closing Date is $750,000,000.

“Term A Lender” means the Persons identified as such on Exhibit B to Incremental Amendment No. 4 and their successors and assigns.

“Term A Loans” shall have the meaning set forth in Section 2.01(c).

(ii)    Section 1.01 of the Credit Agreement is hereby further amended by amending and restating clause (c) of the definition of “Applicable Rate” as follows:

“(c) following the Incremental Amendment No. 4 Closing Date, (i) until delivery of financial statements and a related Compliance Certificate for the first full fiscal quarter commencing on or after the Incremental Amendment No. 4 Closing Date pursuant to Section 6.01, (A) for Eurocurrency Rate Loans that are Revolving Credit Loans or Term A Loans, 1.25%, (B) for Base Rate Loans that are Revolving Credit Loans or Term A Loans, 0.25%, (C) for letter of credit fees, 1.25% per annum and (D) for Commitment Fees 0.15% and (ii) thereafter, in connection with Revolving Credit Loans and Term A Loans, the percentages per annum set forth in the table below, based upon the First Lien Senior Secured Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Applicable Rate

Pricing Level	First Lien Senior Secured Leverage Ratio	Letter of Credit Fees	Base Rate for Revolving Loans and Term A Loans	Eurocurrency Rate for Revolving Loans and Term A Loans	Commitment Fees
I	> 3.50x	1.50%	0.50%	1.50%	0.15%
II	≤ 3.50x but > 3.00x	1.25%	0.25%	1.25%	0.15%
III	≤ 3.00x but > 2.00x	1.00%	0.00%	1.00%	0.15%
IV	≤2.00x	0.75%	0.00%	0.75%	0.15%

(iii)    Section 1.01 of the Credit Agreement is hereby further amended by amending the definition of “Availability Period” to add the text “and with respect to the 2019 Revolving Facility, the period from the Incremental Amendment No. 4 Closing Date to the Maturity Date for the 2019 Revolving Facility” at the end thereof.

(iv)    Section 1.01 of the Credit Agreement is hereby further amended by amending the definition of “Base Rate” to add the following clause (e):

“(e)    in respect of Term A Loans and Revolving Loans, 1.00% per annum.”

(v)    Section 1.01 of the Credit Agreement is hereby further amended by amending the definition of “Class” to add the text “Term A Commitments,” immediately after “Revolving Credit Commitments” in clause (b) thereof and to add the text “Term A Loans,” immediately after “Revolving Credit Loans” in clause (c) thereof.

(vi)    Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definitions of “L/C Issuer” and “L/C Issuer Sublimit” as follows:

“L/C Issuer” means (i) JPMCB or any of its Affiliates selected by JPMCB, (ii) Wells Fargo Bank, National Association or any of its Affiliates selected by Wells Fargo Bank, National Association, (iii) solely for purposes of standby letters of credit, Morgan Stanley Bank, N.A. or any of its Affiliates selected by Morgan Stanley Bank, N.A., (iv) solely for purposes of standby letters of credit, Barclays Bank PLC or any of its Affiliates selected by Barclays Bank PLC, (v) solely for purposes of standby letters of credit, Royal Bank of Canada or any of its Affiliates selected by Royal Bank of Canada and (vi) The Bank of Nova Scotia or any of its Affiliates selected by The Bank of Nova Scotia and (vi) any other Lender (or any of its Affiliates) that becomes an L/C Issuer in accordance with Section 2.03(j) or Section 10.07(j); in the case of each of clause (i) through (v) above, in its capacity as an issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder and, as the context requires, any Person that was an “L/C Issuer” prior to the Incremental Amendment No. 4 Closing Date.

“L/C Issuer Sublimit” means (i) with respect to JPMCB, $28,395,061.73, (ii) with respect to Morgan Stanley Bank, N.A., $28,395,061.73, (iii) with respect to Wells Fargo Bank, N.A., $21,296,296.30, (iv) with respect to Barclays Bank PLC, $18,456,790.12, (v) with respect to Royal Bank of Canada, $18,456,790.12 and (vi) with respect to The Bank of Nova Scotia, $10,000,000 and (v) with respect to any other L/C Issuer, such amount as may be mutually agreed between the Parent Borrower and such L/C Issuer and notified in writing to the Administrative Agent by such parties.

(vii)    Section 1.01 of the Credit Agreement is hereby further amended by amending and restating clause (a) of the definition of “Maturity Date” as follows:

“(a) with respect to (i) the 2019 Revolving Credit Commitments and the 2019 Revolving Credit Facility and (ii) the Term A Loans, the fifth anniversary of the Incremental Amendment No. 4 Closing Date; provided that if on any date (any such date, the “Springing Maturity Date”) on or after November 17, 2023, more than an aggregate principal amount of $250 million of the Term B-3 Loans or the Borrowers’ 4.250% First Lien Senior Secured Notes due 2024 (or any Permitted Refinancing of any of the foregoing) would mature within 91 days of such date, then the maturity of the 2019 Revolving Credit Commitments, 2019 Revolving Credit Facility and the Term A Loans shall be the Springing Maturity Date,”

(viii)    Section 1.01 of the Credit Agreement is hereby further amended by adding the following sentence at the end of the definition of “Revolving Credit Commitment”:

“The initial aggregate amount of the Lenders’ Revolving Credit Commitments on the Incremental Amendment No. 4 Closing Date is $1,000,000,000 (the “2019 Revolving Credit Commitment”).”

(ix)    Section 1.01 of the Credit Agreement is hereby further amended by amending the definition of “Revolving Credit Loan” to replace the reference to “Section 2.01(c)” with “Section 2.01(d)”.

(x)    Section 1.01 of the Credit Agreement is hereby further amended by amending the definition of “Term Commitments” to add in the text “Term A Commitment,” immediately prior to “Term B-1 Commitment”.

(xi)    Section 1.01 of the Credit Agreement is hereby further amended by amending the definition of “Term Lenders” to add in the text “Term A Lenders,” immediately prior to “the Term B-1 Lenders,”.

(xii)    Section 1.01 of the Credit Agreement is hereby further amended by amending the definition of “Term Loans” to add in the text “Term A Loans,” immediately prior to “the Term B-1 Loans,”

(xiii)    Section 2.01 of the Credit Agreement is hereby amended by amending and restating clause (c) thereof and adding a new clause (d) thereto as follows:

“(c)    The Term A Borrowing. Each Term A Lender severally agrees to make to the Borrowers a single loan denominated in Dollars in a principal amount equal to such Term A Lender’s Term A Commitment on the Incremental Amendment No. 4 Closing Date (each a “Term A Loan”). Amounts borrowed under this Section 2.01(c) and repaid or prepaid may not be reborrowed. Term A Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.

(d)    The Revolving Credit Borrowings. Subject to the terms and conditions set forth herein, each Revolving Credit Lender severally agrees to make (or cause its Applicable Lending Office to make) Revolving Credit Loans from time to time during the Availability Period in Dollars or in any Revolving Alternative Currency in an aggregate principal amount that will not result in such Lender’s Revolving Credit Exposure exceeding such Lender’s Revolving Credit Commitment. Within the limits of each Lender’s Revolving Credit Commitment, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section 2.01(d), prepay under Section 2.05, and reborrow under this Section 2.01(d). Revolving Credit Loans denominated in Dollars or Canadian Dollars may be Base Rate Loans or Eurocurrency Rate Loans, and Revolving Credit Loans denominated in Euro shall be Eurocurrency Rate Loans, as further provided herein.”

(xiv)    Section 2.05 of the Credit Agreement is hereby amended by inserting the text “the Term A Loans and” between the text “shall be applied on a pro rata basis to” and “the Term B-3 Loans” in clause (b)(iv) thereof.

(xv)    Section 2.06 of the Credit Agreement is hereby amended by amending and restating clause (b) thereof as follows:

“(b)    Mandatory. The Term B-1 Commitment of each Term Lender shall be automatically and permanently reduced to $0 upon the making of such Term B-1 Lender’s Term Loans pursuant to Section 2.01(a). The Additional Term B-3

Commitment of each Term Lender shall be automatically and permanently reduced to $0 upon the earlier of (i) the making of such Term Lender’s Term B-3 Loans pursuant to Section 2.01(b) and (ii) 5:00 p.m. on the Amendment No. 2 Effective Date. The Additional Incremental Term B-3 Commitment of each Term Lender shall be automatically and permanently reduced to $0 upon the making of such Term Lender’s Term B-3 Loans pursuant to Section 2.01(b). The Second Additional Term B-3 Commitment of each Term Lender shall be automatically and permanently reduced to $0 upon the making of such Term Lender’s Term B-3 Loans pursuant to Section 2.01(b).    The Term A Commitment of each Term A Lender shall be automatically and permanently reduced to $0 upon the making of such Term A Lender’s Term A Loans pursuant to Section 2.01(c). The Revolving Credit Commitments shall terminate on the Maturity Date therefor. The Extended Revolving Credit Commitments and any Additional Revolving Credit Commitments shall terminate on the respective maturity dates applicable thereto. Notwithstanding the foregoing, if (i) the Closing Date has not occurred at or prior to 11:59 p.m., New York City time, on May 26, 2015 or (ii) the Escrow Property is distributed to the Administrative Agent pursuant to Section 3 of the Escrow Agreement, then all Commitments shall terminate at such time.”

(xvi)    Section 2.07 of the Credit Agreement is hereby amended by amending and restating clause (a) thereof as follows:

“Term Loans. The Borrowers shall repay to the Administrative Agent for (i) the ratable account of the Term Lenders holding each Class of Term B-3 Loans in Dollars (A) on the last Business Day of each March, June, September and December, commencing with the second such date to occur after the Amendment No. 2 Effective Date, an aggregate principal amount equal to 0.25% of the aggregate principal amount of the Term B-3 Loans funded or converted on the Amendment No. 2 Effective Date; provided, that, such amount shall be increased on the Incremental Amendment No. 1 Effective Date in the same proportion as (x) the aggregate principal amount of the Term B-3 Loans (including Initial Term B-3 Loans and Additional Term B-3 Loans) outstanding immediately following the funding of the Additional Incremental Term B-3 Loans on the Incremental Amendment No. 1 Effective Date bears to (y) the amount of the Term B-3 Loans outstanding immediately prior to the funding of the Additional Incremental Term B-3 Loans on the Incremental Amendment No. 1 Effective Date; provided, further that such amount shall be increased on the Incremental Amendment No. 2 Effective Date in the same proportion as (I) the aggregate principal amount of the Term B-3 Loans (including the Initial Term B-3 Loans, the Additional Term B-3 Loans, the Additional Incremental Term B-3 Loans and the Second Additional Term B -3 Loans) outstanding immediately following the funding of the Second Additional Term B-3 Loans on the Incremental Amendment No. 2 Effective Date bears to (II) the amount of the Term B-3 Loans outstanding immediately prior to the funding of the Second Additional Term B-3 Loans on the Incremental Amendment No. 2 Effective Date and (B) on the Maturity Date for the Term B-3 Loans, the aggregate principal amount of all Term B-3 Loans outstanding on such date and (ii) for the ratable account of the Term Lenders holding each class of Term A Loans in Dollars (i) on the last Business Date of each March, June, September and December, (A) commencing with the last Business Day of March 2020 until the third anniversary of the Incremental Amendment No. 4 Closing Date, an aggregate principal amount equal to 0.625% of the aggregate principal of Term A Loans funded on the Incremental Amendment No. 4 Closing Date and (B) thereafter, an aggregate principal amount equal to 1.25% of the aggregate principal of Term A Loans funded on the Incremental Amendment No. 4 Closing Date and (ii) on the Maturity Date for the Term A Loans, the aggregate principal amount of all Term A Loans outstanding on such date; provided that payments required by Sections 2.07(a)(i)(A) and 2.07(a)(ii)(A) above shall be reduced as a result of the application of prepayments in accordance with Section 2.05. In the event any Incremental Term Loans or Extended Term Loans are made, such Incremental Term Loans or Extended Term Loans, as applicable, shall be repaid by the Borrowers in the amounts and on the dates set forth in the definitive documentation with respect thereto and on the applicable Maturity Date thereof.”

(xvii)    Section 2.09 of the Credit Agreement is hereby amended by adding the following sentence at the end of the clause (a) thereof:

“Notwithstanding anything herein to the contrary, the Commitment Fee for the 2019 Revolving Facility shall accrue from the Incremental Amendment No. 4 Closing Date until the Maturity Date for the 2019 Revolving Facility.”

(xviii)    Section 2.14(b)(iii) and Section 2.14(b)(iv) of the Credit Agreement are each hereby amended and restated as follows:

“(iii) any Incremental Term Loan (other than a Refinancing Term Loan) shall not have a final maturity date earlier than the Maturity Date applicable to the Term B-3 Loans, the Revolving Credit Commitments or the Term A Loans, unless (A) such Incremental Term Loans are an increase in the amount of the Term B-3 Loans or (B) the amount of such Incremental Term Loans does not, at the time of incurrence, exceed the then remaining Earlier Maturing Basket Amount, (iv) any Incremental Term Loan (other than a Refinancing Term Loan) shall not have a Weighted Average Life to Maturity that is shorter than the Weighted Average Life to Maturity of the Term B-3 Loans unless (A) such Incremental Term Loans are an increase in the amount of the Term B-3 Loans or (B) the amount of such Incremental Term Loans does not, at the time of incurrence, exceed the then remaining Earlier Maturing Basket Amount”.

(xix)    Section 2.15(a)(iii) of the Credit Agreement is hereby amended by adding the text “, Term A Loans” immediately following the words “Term B-3 Loans” appearing in such clause.

(xx)    Section 2.16(b) of the Credit Agreement is hereby amended by adding the text “, the Required Pro Rata Lenders” prior to “the Required Revolving Credit Lenders”;

(xxi)    Section 5.17 of the Credit Agreement is hereby amended by adding the following new sentence at the end of such Section:

“The proceeds of the Term A Loans will be used solely to (i) fund a portion of the redemption of the New Senior Secured Notes, (ii) refinance the Term B-3 Loans and/or (iii) to pay fees and expenses in connection with the transactions contemplated by Incremental Amendment No. 4.”

(xxii)    Section 7.03(r) of the Credit Agreement is hereby amended by amending and restating clauses (1) and (2) thereof as follows:

“(1) unless (A) such Indebtedness is an increase in the amount of the New Senior Secured Notes or (B) the amount of such Indebtedness at the time of incurrence thereof does not exceed the Earlier Maturing Basket Amount at such time, such Indebtedness shall not mature prior to the date that is 91 days after the Maturity Date of the Term B-3 Loans, the Term A Loans or the Revolving Credit Commitments or have a Weighted Average Life to Maturity less than the Weighted Average Life to Maturity of the Term B-3 Loans, the Term A Loans or the Revolving Credit Commitments plus 91 days, (2) such Indebtedness shall not have mandatory prepayment, redemption or offer to purchase events more onerous than those applicable to the Term B-3 Loans, the Term A Loans or the Revolving Credit Commitments,”

(xxiii)    Section 7.03(t) of the Credit Agreement is hereby amended by amending and restating clauses (A) and (B) thereof as follows:

“(A) unless (1) such Indebtedness is an increase in the amount of the New Senior Secured Notes or (2) the amount of such Indebtedness at the time of incurrence thereof does not exceed the Earlier Maturing Basket Amount at such time, such Indebtedness shall not mature earlier than the Maturity Date applicable to the Term B-3 Loans, the Term A Loans or the Revolving Credit Commitments, (B) unless (1) such Indebtedness is an increase in the amount of the New Senior Secured Notes or (2) the amount of such Indebtedness at the time of incurrence thereof does not exceed the Earlier Maturing Basket Amount at such time, as of the date of the incurrence of such Indebtedness, the Weighted Average Life to Maturity of such Indebtedness shall not be shorter than that of the Term B-3 Loans, the Term A Loans or the Revolving Credit Commitments,”

(xxiv)    Section 7.09 of the Credit Agreement is hereby amended and restated as follows:

“Except with the written consent of the Required Pro Rata Lenders, permit the First Lien Senior Secured Leverage Ratio as of any Compliance Date to be greater than 6.50:1.00.

(xxv)    Section 8.01(b)(ii) of the Credit Agreement is hereby amended by amending and restating the second proviso thereto as follows:

“provided further that an Event of Default under Section 7.09 shall not constitute an Event of Default for purposes of any Term Loans (other than Term A Loans) unless and until the Required Pro Rata Lenders have actually terminated the Revolving Credit Commitments and any Term A Commitments and/or declared all outstanding obligations under the Revolving Credit Facility and all Term A Loans to be immediately due and payable in accordance with this Agreement.

(xxvi)    Section 8.02 of the Credit Agreement is hereby amended by amending and restating clause (b) thereof as follows:

“(b)    Subject to the first proviso in Section 8.01(b)(ii), if any Event of Default under Section 8.01(b)(ii) occurs and is continuing, the Administrative Agent may and, at the request of the Required Pro Rata Lenders, shall take any or all of the following actions:

(i) declare the commitment of each Lender to make Revolving Credit Loans, Swing Line Loans and Term A Loans, and any obligation of the L/C Issuers to make L/C Credit Extensions, to be terminated, whereupon such commitments and obligation shall be terminated;

(ii) declare the unpaid principal amount of all outstanding Revolving Credit Loans, Swing Line Loans and Term A Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document under or in respect of the Revolving Credit Facility and the Term A Loans to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers;

(iii) require that the Borrowers Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof); and

(iv) exercise on behalf of itself, the Revolving Credit Lenders and the Term A Lenders all rights and remedies available to it, the Revolving Credit Lenders and the Term A Lenders under the Loan Documents or applicable Laws, in each case under or in respect of the Revolving Credit Facility and the Term A Loans.”

(xxvii)    Section 10.01(d) of the Credit Agreement is hereby amended by inserting “Required Pro Rata Lenders” immediately following the reference to “Required Revolving Credit Lenders” appearing therein.

(xxviii)    Section 10.01 of the Credit Agreement is hereby amended by replacing each reference to “Required Revolving Credit Lenders” in the final proviso in the first paragraph thereof with “Required Pro Rata Lenders”.

(xxix)    Section 10.07(b)(i)(A) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(A)    the Parent Borrower, provided that, no consent of the Parent Borrower shall be required for an assignment (1) of any Term B-3 Loan to any other Lender, any Affiliate of a Lender or any Approved Fund, (2) any Term A Loan to any other Term A Lender or Revolving Credit Lender, or any Affiliate or Approved Fund of a Term A Lender or Revolving Credit Lender (provided, however, that any assignment of Term A Loans that would result in the Assignee (together with its identifiable Affiliates or Approved Funds) holding greater than 15.0% of either (x) the Outstanding Amount of all Term A Loans or (y) the sum of (i) the Outstanding Amount of all Term A Loans, (ii) unused Term A Commitments and (iii) Revolving Credit Commitments (plus, after the termination of the Revolving Credit Commitments, the Revolving Credit Exposure) shall require the consent of the Parent Borrower; provided, further, that any assignment of Term A Loans to any other Term A Lender or Revolving Credit Lender, or any Affiliate or Approved Fund of a Term A Lender or Revolving Credit Lender, not purporting to require the consent of the Parent Borrower pursuant to the immediately preceding proviso shall include in the Assignment and Assumption for such assignment a representation (which may be relied upon conclusively by, and without any further investigation by, the Administrative Agent) from the Assignee that such Assignee and its Affiliates and Approved Funds do not hold, after giving effect to such assignment, greater than 15.0% of either (x) the Outstanding Amount of all Term A Loans or (y) the sum of (i) the Outstanding Amount of all Term A Loans and (iii) Revolving Credit Commitments (or, after the termination of the Revolving Credit Commitments, the Revolving Credit Exposure)), and (3) of any Term Loan, Revolving Credit Loan or Revolving Credit Commitment, if an Event of Default under Section 8.01(a), (f) or (g) (in the case of Section 8.01(f) or (g), with respect to the Parent Borrower) has occurred and is continuing, to any Assignee; provided, further, that with respect to an assignment of Term Loans, such consent shall be deemed to have been given if the Parent Borrower has not responded within 10 Business Days after notice by the Administrative Agent;”

Section 2.    Representations and Warranties. The Borrowers hereby represent and warrant that as of the Incremental Amendment No. 4 Closing Date, after giving effect to this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrowers and each other Loan Party contained in the Credit Agreement or in the other Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, such representations and warranties were true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

Section 3.    Effectiveness. This Amendment shall become effective on the date the Administrative Agent shall have received executed signature pages hereto from each Loan Party, each Swing Line Lender, each L/C Issuer, each 2019 Revolving Lender listed on Exhibit A, and each Term A Lender listed on Exhibit B; provided that the commitments of the 2019 Revolving Lenders and Term A Lenders hereunder shall terminate if the date (such date, the “Incremental Amendment No. 4 Closing Date”) that the following conditions have been satisfied has not occurred on or prior to October 14, 2019:

(i)    Fees. The Administrative Agent shall have received for the account of the 2019 Revolving Lenders and the Term A Lenders, the upfront fees separately agreed among the Amendment No. 4 Lead Arrangers and the Parent Borrower, and all reasonable and documented out-of-pocket expenses required to be paid or reimbursed under Section 10.04 of the Credit Agreement for which invoices have been presented a reasonable period of time prior to the Incremental Amendment No. 4 Closing Date;

(ii)    Legal Opinions. The Administrative Agent shall have received favorable legal opinions from each of (A) Kirkland & Ellis LLP, New York counsel to the Loan Parties and (B) Stikeman Elliott LLP, British Columbia counsel to the Loan Parties, covering such matters as the Administrative Agent may reasonably request and otherwise reasonably satisfactory to the Administrative Agent;

(iii)    “Know Your Customer” Information. The Administrative Agent and the 2019 Revolving Lenders shall have received at least 2 Business Days prior to the Incremental Amendment No. 4 Closing Date all documentation and other information about the Borrowers and the Guarantors as has been reasonably requested in writing at least 10 Business Days prior to the Incremental Amendment No. 4 Closing Date by the Administrative Agent, the Term A Lenders or the 2019 Revolving Lenders that they reasonably determine is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act and 31 C.F.R. § 1010.230;

(iv)    Officer’s Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrowers dated the Incremental Amendment No. 4 Closing Date certifying that, after giving effect to the Amendment, (a) the representations and warranties of the Borrowers and each other Loan Party contained in the Credit Agreement or in the other Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Incremental Amendment No. 4 Closing Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, such representations and warranties were true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates and (b) no Default or Event of Default shall have occurred and be continuing;

(v)    Closing Certificates. The Administrative Agent shall have received (i) a copy of the Organization Documents, as in effect as of the date hereof, of each Loan Party, certified, if applicable, as of a recent date by the Secretary of State or similar Governmental Authority of the state or jurisdiction of its organization, and a certificate as to the good standing (where relevant) of each Loan Party as of a recent date, from such Secretary of State or similar Governmental Authority (or a certification from such Loan Party that there have been no changes to the Organization Documents of such Loan Party since October 2, 2018);

(vi)    Solvency Certificate. The Administrative Agent shall have received a certificate attesting to the Solvency of the Parent Borrower and its Subsidiaries (on a consolidated basis) on the Incremental Amendment No. 4 Closing Date after giving effect to the establishment of the 2019 Revolving Facility, the incurrence of the Term A Loans and the payment of all the fees and expenses in connection therewith, from the Parent Borrower’s chief financial officer or other officer with equivalent duties;

(vii)    Committed Loan Notice. The Administrative Agent shall have received a Committed Loan Notice in respect of the Term A Loans as required by Section 2.02 of the Credit Agreement;

(viii)    Notice of Termination. At least three (3) Business Days prior to the Incremental Amendment No. 4 Closing Date, the Administrative Agent shall have received an executed notice of termination in respect of the Revolving Credit Commitments in effect immediately prior to the Incremental Amendment No. 4 Closing Date and on the Incremental Amendment No. 4 Closing Date, shall have received payment of all outstanding principal, interest and fees (other than L/C Issuer fees) in connection with the existing Revolving Credit Facility; and

(ix)    Redemption of New Senior Secured Notes. The Administrative Agent shall be satisfied that substantially concurrently with the funding of the Term A Loans, the Borrower shall be obligated to (a) redeem (or deposit with the applicable trustee funds for the redemption of) the New Senior Secured Notes in accordance with the terms of the indenture governing the New Senior Secured Notes and/or (b) refinance the Term B-3 Loans, in an aggregate principal amount not less than $500,000,000.

Section 4.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of an original executed counterpart hereof.

Section 5.    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 6.    Effect of Amendment. This Amendment shall constitute an “Incremental Facility Amendment” for all purposes of the Credit Agreement and the other Loan Documents, the 2019 Revolving Credit Commitments shall constitute “Additional Revolving Credit Commitments” and the Term A Loans shall constitute “Incremental Term Loans” and “Term Loans” for all purposes of the Credit Agreement and the other Loan Documents. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document. Except as expressly set forth herein, each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect and each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the grant of its Liens on the Collateral made by it pursuant to the Collateral Documents. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Credit Agreement and the other Loan Documents, in each case, as amended by this Amendment. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement, including without limitation for purposes of Sections 10.14, 10.15 and 10.17 thereof, and from and after the Incremental Amendment No. 4 Closing Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment. Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement as amended hereby. The Amendment No. 4 Lead Arrangers shall be entitled to all rights, privileges and immunities provided to the “Lead Arrangers” in the Credit Agreement and the other Loan Documents.

Section 7.    No Novation. This Amendment shall not constitute a novation of the Credit Agreement or any other Loan Document.

BLUE HOLDCO 1, LLC
BLUE HOLDCO 2, LLC
SBFD HOLDING CO.
TIM HORTONS USA INC.
TIM HORTONS (NEW ENGLAND), INC.
TIM DONUT U.S. LIMITED, INC. 1014369 B.C. UNLIMITED LIABILITY COMPANY 1019334 B.C. UNLIMITED LIABILITY COMPANY
GRANGE CASTLE HOLDINGS LIMITED,
GPAIR LIMITED
THE TDL GROUP CORP./GROUPE TDL CORPORATION

BURGER KING CANADA HOLDINGS INC./PLACEMENTS BURGER KING CANADA INC.

1024670 B.C. UNLIMITED LIABILITY COMPANY

1028539 B.C. UNLIMITED LIABILITY COMPANY

1029261 B.C. UNLIMITED LIABILITY COMPANY

1057837 B.C. UNLIMITED LIABILITY COMPANY

1057772 B.C. UNLIMITED LIABILITY COMPANY

1057639 B.C. UNLIMITED LIABILITY COMPANY

TDLDD HOLDINGS ULC
TDLRR HOLDINGS ULC
BK CANADA SERVICE ULC
RESTAURANT BRANDS HOLDINGS CORPORATION
TIM HORTONS CANADIAN IP HOLDINGS CORPORATION
PLK ENTERPRISES OF CANADA, INC.
POPEYES LOUISIANA KITCHEN, INC. 1112097 B.C. UNLIMITED LIABILITY COMPANY, each as a Guarantor

By:	/s/ Flavio Montini
Name:	Flavio Montini
Title:	Treasurer

[Signature Page to Incremental Facility Amendment No. 4]

1112104 B.C. UNLIMITED LIABILITY COMPANY 1112106 B.C. UNLIMITED LIABILITY COMPANY 1112090 B.C. UNLIMITED LIABILITY COMPANY 1112100 B.C. UNLIMITED LIABILITY COMPANY
BC12SUB-ORANGE HOLDINGS ULC
SBFD SUBCO ULC
LAX HOLDINGS ULC
ORANGE GROUP INTERNATIONAL, INC.
BLUE HOLDCO AKA8, LLC
BLUE HOLDCO AKA7, LLC
RB TIMBIT HOLDINGS ULC
RB OCS HOLDINGS ULC
RB CRISPY CHICKEN HOLDINGS ULC
PBB HOLDINGS ULC
ZN1 HOLDINGS ULC
ZN2 HOLDINGS ULC
ZN3 HOLDINGS ULC
ZN4 HOLDINGS ULC
ZN5 HOLDINGS ULC
ZN6 HOLDINGS ULC
ZN7 HOLDINGS ULC
ZN8 HOLDINGS ULC
ZN9 HOLDINGS ULC
ZN19TDL HOLDINGS ULC 12-2019 HOLDINGS ULC 12ZZ HOLDINGS ULC
RBHZZ HOLDINGS ULC 12KR HOLDINGS ULC 12KRR HOLDINGS ULC
KR1 HOLDINGS ULC
KR2 HOLDINGS ULC
KR3 HOLDINGS ULC
KR4 HOLDINGS ULC
KR5 HOLDINGS ULC
KR6 HOLDINGS ULC, each as a Guarantor

By:	/s/ Flavio Montini
Name:	Flavio Montini
Title:	Treasurer

[Signature Page to Incremental Facility Amendment No. 4]

KR7 HOLDINGS ULC
KR8 HOLDINGS ULC
KR9 HOLDINGS ULC
KR19TDL HOLDINGS ULC,
BK ACQUISITION, INC.
BURGER KING CORPORATION
ORANGE INTERMEDIATE, LLC
ORANGE GROUP, INC.
LLCXOX, LLC
BLUE HOLDCO 3, LLC
BLUE HOLDCO 440, LLC
RESTAURANT BRANDS INTERNATIONAL US SERVICES LLC
BCP-SUB, LLC
SBFD, LLC
SBFD BETA, LLC
LLC-QZ, LLC
LLC-K4, LLC
LLC-QQ, LLC
BK WHOPPER BAR, LLC
BURGER KING CAPITAL FINANCE, INC.
BURGER KING HOLDINGS, INC.
BURGER KING INTERAMERICA, LLC
BURGER KING WORLDWIDE, INC., each as a Guarantor

By:	/s/ Flavio Montini
Name:	Flavio Montini
Title:	Treasurer

SOCIÉTÉ EN COMMANDITE BC12/ BC12 LIMITED PARTNERSHIP, as a Guarantor
By: 12-2019 Holdings ULC, its general partner

By:	/s/ Flavio Montini
Name:	Flavio Montini
Title:	Treasurer

[Signature Page to Incremental Facility Amendment No. 4]

SOCIÉTÉ EN COMMANDITE BC12P/ BC12P LIMITED PARTNERSHIP, as a Guarantor

By: KR19TDL Holdings ULC, its general partner

By:	/s/ Flavio Montini
Name:	Flavio Montini
Title:	Treasurer

SOCIÉTÉ EN COMMANDITE TARTE 3/ PIE 3 LIMITED PARTNERSHIP, as a Guarantor
By: 1011778 B.C. Unlimited Liability Company, its general partner

By:	/s/ Flavio Montini
Name:	Flavio Montini
Title:	Treasurer

SOCIÉTÉ EN COMMANDITE TARTE 4/ PIE 4 LIMITED PARTNERSHIP, as a Guarantor
By: 1011778 B.C. Unlimited Liability Company, its general partner

By:	/s/ Flavio Montini
Name:	Flavio Montini
Title:	Treasurer

SOCIÉTÉ EN COMMANDITE P2019/ P2019 LIMITED PARTNERSHIP, as a Guarantor
By: ZN19TDL HOLDINGS ULC, its general partner
By: ZN1 HOLDINGS ULC, its general partner

By:	/s/ Flavio Montini
Name:	Flavio Montini
Title:	Treasurer

[Signature Page to Incremental Facility Amendment No. 4]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer, Term A Lender and 2019 Revolving Lender

By:	/s/ Tony Yung
Name:	Tony Yung
Title:	Executive Director

[RBI - Signature Page to Incremental Facility Amendment No. 4]

MORGAN STANLEY BANK, N.A., as 2019 Revolving Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

[RBI - Signature Page to Incremental Facility Amendment No. 4]

MORGAN STANLEY BANK, N.A., as Term A Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

[RBI - Signature Page to Incremental Facility Amendment No. 4]

MORGAN STANLEY BANK, N.A., as L/C Issuer

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

[RBI - Signature Page to Incremental Facility Amendment No. 4]

Wells Fargo Bank, National Association, as Term A Lender

By:	/s/ Darcy McLaren
Name:	Darcy McLaren
Title:	Director

[RBI - Signature Page to Incremental Facility Amendment No. 4]

Wells Fargo Bank, National Association, as 2019 Revolving Lender

By:	/s/ Darcy McLaren
Name:	Darcy McLaren
Title:	Director

[RBI - Signature Page to Incremental Facility Amendment No. 4]

Wells Fargo Bank, National Association, as L/C Issuer

By:	/s/ Darcy McLaren
Name:	Darcy McLaren
Title:	Director

[RBI - Signature Page to Incremental Facility Amendment No. 4]

Royal Bank of Canada, as 2019 Revolving Lender

By:	/s/ John Flores
Name:	John Flores
Title:	Authorized Signatory

[RBI - Signature Page to Incremental Facility Amendment No. 4]

Royal Bank of Canada, as L/C Issuer

By:	/s/ John Flores
Name:	John Flores
Title:	Authorized Signatory

[RBI - Signature Page to Incremental Facility Amendment No. 4]

BARCLAYS BANK PLC, as 2019 Revolving Lender

By:	/s/ Ritam Bhalla
Name:	Ritam Bhalla
Title:	Director

[RBI - Signature Page to Incremental Facility Amendment No. 4]

BARCLAYS BANK PLC, as Term A Lender

By:	/s/ Ritam Bhalla
Name:	Ritam Bhalla
Title:	Director

[RBI - Signature Page to Incremental Facility Amendment No. 4]

BARCLAYS BANK PLC, as L/C Issuer

By:	/s/ Ritam Bhalla
Name:	Ritam Bhalla
Title:	Director

[RBI - Signature Page to Incremental Facility Amendment No. 4]

Bank of America, N.A., as 2019 Revolving Lender

By:	/s/ Anthony Luppino
Name:	Anthony Luppino
Title:	Senior Vice President

[RBI - Signature Page to Incremental Facility Amendment No. 4]

Bank of America, N.A., as Term A Lender

By:	/s/ Anthony Luppino
Name:	Anthony Luppino
Title:	Senior Vice President

[RBI - Signature Page to Incremental Facility Amendment No. 4]

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as 2019 Revolving Lender

By:	/s/ Olivia Leong
Name:	Olivia Leong
Title:	Executive Director

By:	/s/ Floris Rooljmans
Name:	Floris Rooljmans
Title:	Vice President

[RBI - Signature Page to Incremental Facility Amendment No. 4]

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Term A Lender

By:	/s/ Olivia Leong
Name:	Olivia Leong
Title:	Executive Director

By:	/s/ Floris Rooljmans
Name:	Floris Rooljmans
Title:	Vice President

[RBI - Signature Page to Incremental Facility Amendment No. 4]

HSBC Bank USA, National Association, as 2019 Revolving Lender

By:	/s/ Rafael De Paoli
Name:	Rafael De Paoli
Title:	Managing Director

[RBI - Signature Page to Incremental Facility Amendment No. 4]

HSBC Bank USA, National Association, as Term A Lender

By:	/s/ Rafael De Paoli
Name:	Rafael De Paoli
Title:	Managing Director

[RBI - Signature Page to Incremental Facility Amendment No. 4]

MUFG Bank, Ltd., as Term A Lender

By:	/s/ Christine Howatt
Name:	Christine Howatt
Title:	Authorized Signatory

[RBI - Signature Page to Incremental Facility Amendment No. 4]

MUFG Bank, Ltd., as 2019 Revolving Lender

By:	/s/ Christine Howatt
Name:	Christine Howatt
Title:	Authorized Signatory

[RBI - Signature Page to Incremental Facility Amendment No. 4]

Bank of Montreal, as 2019 Revolving Lender

By:	/s/ Katie Robinson
Name:	Katie Robinson
Title:	Director

Bank of Montreal, as Term A Lender

By:	/s/ Katie Robinson
Name:	Katie Robinson
Title:	Director

[RBI - Signature Page to Incremental Facility Amendment No. 4]

Bank of Montreal, as 2019 Revolving Lender

By:	/s/ Sean Gallaway
Name:	Sean Gallaway
Title:	Director

Bank of Montreal, as Term A Lender

By:	/s/ Sean Gallaway
Name:	Sean Gallaway
Title:	Director

[RBI - Signature Page to Incremental Facility Amendment No. 4]

Fifth Third Bank, as Term A Lender

By:	/s/ Robert Klinko
Name:	Robert Klinko
Title:	SVP

[RBI - Signature Page to Incremental Facility Amendment No. 4]

Fifth Third Bank, as 2019 Revolving Lender

By:	/s/ Robert Klinko
Name:	Robert Klinko
Title:	SVP

[RBI - Signature Page to Incremental Facility Amendment No. 4]

The Bank of Nova Scotia, as 2019 Revolving Lender

By:	/s/ Steve Holyman
Name:	Steve Holyman
Title:	Managing Director

By:	/s/ Andrew Morales
Name:	Andrew Morales
Title:	Associate Director

[RBI - Signature Page to Incremental Facility Amendment No. 4]

The Bank of Nova Scotia, as Term A Lender

By:	/s/ Steve Holyman
Name:	Steve Holyman
Title:	Managing Director

By:	/s/ Andrew Morales
Name:	Andrew Morales
Title:	Associate Director

[RBI - Signature Page to Incremental Facility Amendment No. 4]

The Bank of Nova Scotia, as L/C Issuer

By:	/s/ Steve Holyman
Name:	Steve Holyman
Title:	Managing Director

By:	/s/ Andrew Morales
Name:	Andrew Morales
Title:	Associate Director

[RBI - Signature Page to Incremental Facility Amendment No. 4]

GOLDMAN SACHS BANK USA, as 2019 Revolving Lender

By:	/s/ Annie Carr
Name:	Annie Carr
Title:	Authorized Signatory

[RBI - Signature Page to Incremental Facility Amendment No. 4]

GOLDMAN SACHS BANK USA, as Term A Lender

By:	/s/ Annie Carr
Name:	Annie Carr
Title:	Authorized Signatory

[RBI - Signature Page to Incremental Facility Amendment No. 4]

BNP Paribas, acting through its Canada branch, as 2019 Revolving Lender

By:	/s/ Zainuddin Ahmed
Name:	Zainuddin Ahmed
Title:	Director

By:	/s/ Mary Lou
Name:	Mary Lou
Title:	Vice President

[RBI - Signature Page to Incremental Facility Amendment No. 4]

BNP Paribas, acting through its Canada branch, as Term A Lender

By:	/s/ Zainuddin Ahmed
Name:	Zainuddin Ahmed
Title:	Director

By:	/s/ Mary Lou
Name:	Mary Lou
Title:	Vice President

[RBI - Signature Page to Incremental Facility Amendment No. 4]

SUNTRUST BANK, as 2019 Revolving Lender

By:	/s/ Will Miller
Name:	Will Miller
Title:	Vice President

[RBI - Signature Page to Incremental Facility Amendment No. 4]

SUNTRUST BANK, as Term A Lender

By:	/s/ Will Miller
Name:	Will Miller
Title:	Vice President

[RBI - Signature Page to Incremental Facility Amendment No. 4]

Citibank, N.A., as 2019 Revolving Lender

By:	/s/ Robert J. Kane
Name:	Robert J. Kane
Title:	Managing Director

[RBI - Signature Page to Incremental Facility Amendment No. 4]

Citibank, N.A., as Term A Lender

By:	/s/ Robert J. Kane
Name:	Robert J. Kane
Title:	Managing Director

[RBI - Signature Page to Incremental Facility Amendment No. 4]

Capital One, N.A., as 2019 Revolving Lender

By:	/s/ Richard O’Neill
Name:	Richard O’Neill
Title:	Managing Director

[RBI - Signature Page to Incremental Facility Amendment No. 4]

Capital One, N.A., as Term A Lender

By:	/s/ Richard O’Neill
Name:	Richard O’Neill
Title:	Managing Director

[RBI - Signature Page to Incremental Facility Amendment No. 4]

EXHIBIT A

TO INCREMENTAL FACILITY AMENDMENT NO. 4

2019 Revolving Lender	2019 Revolving Credit Commitment
Royal Bank of Canada	$130,000,000.00
JPMorgan Chase Bank, N.A.	$97,899,159.66
Morgan Stanley Bank, N.A.	$97,899,159.66
Wells Fargo Bank, National Association	$73,424,369.75
Barclays Bank PLC	$63,634,453.78
Bank of America, N.A.	$51,428,571.43
Bank of Montreal	$51,428,571.43
Coöperatieve Rabobank U.A., New York Branch	$51,428,571.43
HSBC Bank USA, National Association	$51,428,571.43
MUFG Bank, Ltd	$51,428,571.43
BNP Paribas, acting through its Canada Branch	$40,000,000.00
Capital One, National Association	$40,000,000.00
Citibank, N.A.	$40,000,000.00
Fifth Third Bank	$40,000,000.00
Goldman Sachs Bank USA	$40,000,000.00
SunTrust Bank	$40,000,000.00
The Bank of Nova Scotia	$40,000,000.00

Total:	$1,000,000,000.00

EXHIBIT B

TO INCREMENTAL FACILITY AMENDMENT NO. 4

Term A Lender	Term A Commitment
JPMorgan Chase Bank, N.A.	$102,100,840.34
Morgan Stanley Bank, N.A.	$102,100,840.34
Wells Fargo Bank, National Association	$76,575,630.25
Barclays Bank PLC	$66,365,546.22
Bank of America, N.A.	$38,571,428.57
Bank of Montreal	$38,571,428.57
Coöperatieve Rabobank U.A., New York Branch	$38,571,428.57
HSBC Bank USA, National Association	$38,571,428.57
MUFG Bank, Ltd	$38,571,428.57
BNP Paribas, acting through its Canada Branch	$30,000,000.00
Capital One, National Association	$30,000,000.00
Citibank, N.A.	$30,000,000.00
Fifth Third Bank	$30,000,000.00
Goldman Sachs Bank USA	$30,000,000.00
SunTrust Bank	$30,000,000.00
The Bank of Nova Scotia	$30,000,000.00

Total:	$750,000,000.00